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                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into RPC, Inc.'s previously filed Form S-8 Registration Statement (No. 33-5527), its previously filed Form S-8 Registration Statement (No. 33-75652), and its previously filed Form S-8 Registration Statement (No. 333-40223).

                                                     /s/ Arthur Andersen LLP
                                                  ------------------------------



Atlanta, Georgia
March 23, 1999